Exhibit 10.1
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This Third Amendment to Second Amended and Restated Credit Agreement (this “Third Amendment”), dated as of April 26, 2010, is by and among DELTA PETROLEUM CORPORATION, a Delaware corporation (“Borrower”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as “Executing Banks,” and individually, an “Executing Bank”).
W I T N E S S E T H:
     WHEREAS, Borrower, Administrative Agent and the financial institutions party thereto as Banks are parties to that certain Second Amended and Restated Credit Agreement dated as of November 3, 2008 (as amended to date, the “Credit Agreement”) (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement after giving effect to the amendments contemplated by this Third Amendment); and
     WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement, and (ii) provide limited waivers of certain matters, in each case as more particularly described herein; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s requests; and
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:
     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Effective Date (defined below) in the manner provided in this Section 1.
          1.1 Amendments to Credit Agreement Definitions. The following definitions contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:
     “Availability Block” means $0.00.
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (including all amendments thereto), all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, the Certificate of

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Effectiveness and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     “Redetermination Date” means (a) with respect to any Scheduled Redetermination, March 1, 2010 and July 1, 2010, and thereafter each April 1 and October 1 commencing October 1, 2010, and (b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination. The Closing Date shall also constitute a Redetermination Date for purposes of this Agreement.
     “Required Reserve Value” means (a) for the purposes of Section 5.1(a) of the Credit Agreement, Proved Mineral Interests that have a Recognized Value of not less than ninety-five percent (95%) of the Recognized Value of all Proved Mineral Interests held by Borrower and its Subsidiaries and included in the Borrowing Base or Conforming Borrowing Base, and (b) for the purposes of Section 5.1(c) of the Credit Agreement, Proved Mineral Interests that have a Recognized Value of not less than ninety percent (90%) of the Recognized Value of all Proved Mineral Interests held by Borrower and its Subsidiaries and included in the Borrowing Base or Conforming Borrowing Base.
          1.2 Further Amendment to Credit Agreement Definitions. The defined term “Reserve Report” in Section 1.1 of the Credit Agreement shall be amended to delete the date “January 15” therein and replace such date with “February 15”.
          1.3 Deleted Credit Agreement Definition. The defined term “Availability Release Date” in Section 1.1 of the Credit Agreement shall be deleted in its entirety.
          1.4 Additional Credit Agreement Definition. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:
     “Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April ___, 2010, among Borrower, Administrative Agent and Banks party thereto.
          1.5 Amendments to Information Covenants. Clauses (h) and (o) of Section 8.1 of the Credit Agreement shall be amended to read in full as follows:
     (h) no later than February 15 and August 15 of each year, commencing August 15, 2010, reports of production volumes, revenue, expenses and product prices for all Borrowing Base Properties for the periods of six (6) months ending the preceding December 31 and June 30, respectively. Such reports shall be prepared on an accrual basis and shall be reported on a field by field basis;
     (o) simultaneously with the delivery of each set of financial statements referred to in Section 8.1(b)(ii) and at such other times as may be requested by the Administrative Agent, as of the month then ended, a schedule and aging of the Credit Parties’ accounts payable, delivered in a format acceptable to the Administrative Agent;

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          1.6 Amendment to Reserve Report Covenant. Section 8.15 of the Credit Agreement shall be amended to read in full as follows:
     Section 8.15 Reserve Reports. As soon as available and in any event by February 15 and August 15 of each year, commencing August 15, 2010, Borrower shall deliver to Administrative Agent and each Bank a Reserve Report prepared as of the immediately preceding December 31 and June 30, respectively. On or before May 15, 2010, Borrower shall deliver to Administrative Agent and each Bank an internally prepared Reserve Report dated as of March 31, 2010.
          1.7 Amendment to Capital Expenditures Covenant. Section 10.3 of the Credit Agreement shall be amended to read in full as follows:
     Section 10.3 Capital Expenditures. Borrower will not, nor will it permit any other Credit Party to, incur or make any Capital Expenditures in an amount exceeding (a) $20,000,000 in the aggregate for all Credit Parties during the Fiscal Quarter ending June 30, 2010, and (b) $15,000,000 in the aggregate for all Credit Parties during the Fiscal Quarter ending September 30, 2010; provided, that if the amount of Capital Expenditures permitted to be made in clause (a) above exceeds the amount actually made in such Fiscal Quarter, such excess may be carried forward to the following Fiscal Quarter.
     SECTION 2. Limited Waivers. Borrower hereby requests that Required Banks waive (a) Borrower’s violation of the maximum Capital Expenditures covenant set forth in Section 10.3 of the Credit Agreement (as such Section existed prior to the Effective Date) for the Fiscal Quarter ending on March 31, 2010 but only to the extent that the aggregate Capital Expenditures for all Credit Parties made during such Fiscal Quarter were less than $15,000,000 (the “3/31/10 Capital Expenditures Default”), and (b) any other Default or Event of Default existing prior to the Effective Date and arising solely as a result of Borrower’s failure to notify Administrative Agent and Banks of the 3/31/10 Capital Expenditures Default or Borrower’s misrepresentations in certain Requests for Borrowing delivered prior to the Effective Date that the 3/31/10 Capital Expenditures Default was not in existence (collectively with the 3/31/10 Capital Expenditures Default, the “Specified Defaults”). In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Required Banks hereby waive the Specified Defaults. The limited waiver of the 3/31/10 Capital Expenditures Default contained in this Section 2 is limited solely to Section 10.3 of the Credit Agreement (as such Section existed prior to the Effective Date) and applies solely to the calculation of such financial covenant for the Fiscal Quarter ending on March 31, 2010, and only to the extent that the aggregate Capital Expenditures for all Credit Parties during such Fiscal Quarter were less than $15,000,000. The limited waivers set forth in this Section 2 are limited, one-time waivers, and nothing contained herein shall obligate Banks to grant any additional or future waiver with respect to, or in connection with, any provisions of the Credit Agreement or any other Loan Paper.
     SECTION 3. Borrowing Base Redetermination. Notwithstanding anything to the contrary contained in the Credit Agreement, in reliance on the representations, warranties,

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covenants and agreements contained in the Credit Agreement and this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Administrative Agent, Required Banks and Borrower hereby agree that effective as of the Effective Date (a) the Borrowing Base in effect for the period from the Effective Date until the date of the next Redetermination thereof shall be $145,000,000, and (b) the Conforming Borrowing Base in effect for the period from the Effective Date until the date of the next Redetermination thereof shall be $145,000,000. Borrower, Administrative Agent and Required Banks hereby further agree that the Redetermination provided for in this Section 3 is the March 1, 2010 Scheduled Redetermination and shall not be construed or deemed to be a Special Redetermination for purposes of Section 4.3 of the Credit Agreement.
     SECTION 4. Conditions Precedent. This Third Amendment shall be effective on the date that each condition precedent set forth in this Section 4 is satisfied (the “Effective Date”):
          4.1 Closing Delivery. Administrative Agent shall have received counterparts of this Third Amendment duly executed by Borrower and Required Banks and acknowledged by each Restricted Subsidiary.
          4.2 Fees and Expenses. Borrower shall have paid all reasonable fees and expenses incurred or to be incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment.
          4.3 Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent.
     SECTION 5. Representations and Warranties of Borrower. To induce Executing Banks and Administrative Agent to enter into this Third Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as of the date of this Third Amendment and as of the Effective Date as follows:
          5.1 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Third Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of the Credit Parties except Permitted Encumbrances.
          5.2 Validity and Enforceability. This Third Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
          5.3 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are

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expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).
          5.4 Absence of Defaults. After giving effect to the limited waivers contained in this Third Amendment, no Default, Event of Default or Borrowing Base Deficiency has occurred which is continuing.
          5.5 No Defense. Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.
          5.6 NO CLAIMS. BORROWER AND EACH OTHER CREDIT PARTY REPRESENTS AND WARRANTS THAT IT HAS NO CLAIMS (AS THE TERM IS DEFINED IN THIS PARAGRAPH), DEFENSES, OFFSETS, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER AGAINST ADMINISTRATIVE AGENT, BANKS AND THEIR RESPECTIVE PREDECESSORS, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “LENDER-RELATED PARTIES”). IT IS THE INTENTION OF THE PARTIES THAT THE LENDER-RELATED PARTIES HAVE NO LIABILITY TO BORROWER OR ANY OTHER CREDIT PARTY BY REASON OF ANYTHING OCCURRING PRIOR TO THE DATE OF THIS THIRD AMENDMENT RELATING TO CLAIMS COVERED BY THIS THIRD AMENDMENT. ACCORDINGLY, THIS THIRD AMENDMENT IS MADE TO COMPROMISE, RESOLVE, SETTLE, DISCHARGE, AND TERMINATE ALL ACTUAL AND POTENTIAL CLAIMS OF BORROWER AND THE OTHER CREDIT PARTIES BY REASON OF ANYTHING OCCURRING PRIOR TO THE DATE OF THIS THIRD AMENDMENT RELATING TO CLAIMS COVERED BY THIS THIRD AMENDMENT. THE TERM “CLAIMS” AS USED IN THIS THIRD AMENDMENT MEANS ALL ACCOUNTS, AGREEMENTS, AVOIDANCE ACTIONS, BILLS, BONDS, CAUSES, CAUSES OF ACTION, CHARGES, CLAIMS, COMPLAINTS, CONTRACTS, CONTROVERSIES, COSTS, COUNTERCLAIMS, DAMAGES, DEBTS, DEMANDS, EQUITABLE PROCEEDINGS, EXECUTIONS, EXPENSES, LEGAL PROCEEDINGS, LIABILITIES, LOSSES, MATTERS, OBJECTIONS, OBLIGATIONS, ORDERS, PROCEEDINGS, RECKONINGS, REMEDIES, RIGHTS, SETOFF, SUITS, SUMS OF MONEY, OF EVERY SORT AND DESCRIPTION, INCLUDING BUT NOT LIMITED TO BREACH OF CONTRACT, BREACH OF ANY SPECIAL RELATIONSHIP, BREACH OR ABUSE OF ANY FIDUCIARY DUTY, CONCEALMENT, CONFLICTS OF INTEREST, CONSPIRACY, COURSE OF CONDUCT OR DEALING, DEBT RECHARACTERIZATION, DECEIT, DECEPTIVE TRADE PRACTICES, DEEPENING INSOLVENCY, DEFAMATION, CONTROL, DISCLOSURE, DURESS, ECONOMIC DURESS, EQUITABLE SUBORDINATION, FRAUD, FRAUDULENT CONVEYANCE, FRAUDULENT TRANSFER, GROSS NEGLIGENCE, INSOLVENCY LAW VIOLATIONS, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, MISREPRESENTATION, MISUSE OF INSIDER INFORMATION, NEGLIGENCE, OBLIGATION OF FAIR DEALING, OBLIGATION OF GOOD FAITH AND FAIR DEALING, OBLIGATION OF GOOD FAITH, PREFERENCE, SECRECY, SECURITIES AND ANTITRUST LAWS VIOLATIONS, SUBSTANTIVE CONSOLIDATION, TYING ARRANGEMENTS, UNCONSCIONABILITY, USURY, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES,

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INSTRUMENTALITIES AND AGENCIES, WRONGFUL SETOFF, WHETHER DIRECT AND INDIRECT, FIXED OR CONTINGENT, KNOWN OR UNKNOWN, WHETHER SOUNDING IN TORT, OR BROUGHT UNDER CONTRACT OR STATUTE, AT LAW OR IN EQUITY, WHETHER OR NOT LIQUIDATED, WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS THIRD AMENDMENT AND WHICH WERE IN ANY MANNER RELATED TO ANY OF THE LOAN PAPERS OR THE ENFORCEMENT OR ATTEMPTED ENFORCEMENT BY ADMINISTRATIVE AGENT OR BANKS OF RIGHTS, REMEDIES OR RECOURSES RELATED THERETO. TO THE EXTENT THAT ANY CLAIMS, DEFENSES, OR OFFSETS EXIST AS OF THE DATE HEREOF, THEY ARE HEREBY WAIVED AND RELEASED BY BORROWER AND EACH OTHER CREDIT PARTY IN CONSIDERATION OF EXECUTING BANKS’ EXECUTION OF THIS THIRD AMENDMENT. BORROWER AND EACH OTHER CREDIT PARTY REPRESENTS AND WARRANTS THAT IT HAS NOT ASSIGNED ANY CLAIMS, OFFSETS OR DEFENSES TO ANY PERSON, INDIVIDUAL AND/OR ENTITY.
     SECTION 6. Covenants.
          6.1 Information. Borrower will provide Administrative Agent with such information as may be reasonably requested by Administrative Agent from time to time, within three (3) Domestic Business Days of such request, including, without limitation, (a) copies of any bank or other financial institution statements, (b) financial statements, (c) accounts receivable and accounts payable agings, (d) transactional documentation, (e) litigation pleadings, depositions, related documents and transcripts, (f) letters of intent or offers to purchase, lease or license part, all or substantially all of the assets or Equity of Borrower, and (g) letters of intent or commitments for any capital investment, loan or other financing in or to Borrower.
          6.2 Access. Administrative Agent and its agents shall have reasonable access during normal business hours to Borrower’s and Restricted Subsidiaries’ business premises to review, appraise and evaluate the collateral for the Obligations and to inspect the financial records and other records of Borrower concerning the operation of the Credit Parties’ businesses, the Credit Parties’ financial condition, the transfers and expenditures of funds generated therefrom, the accrual of expenses relating thereto, and any and all other records relating to the operations of the Credit Parties. Borrower will, and will cause each other Credit Party to, fully cooperate with Administrative Agent and its agents regarding such reviews, evaluations, and inspections, and Borrower shall, and shall cause each other Credit Party to, make its employees and consultants and professionals reasonably available to Administrative Agent and Administrative Agent’s professionals and consultants in conducting such reviews, evaluations, and inspections. Without limiting the generality of the foregoing, Administrative Agent’s agents entitled to access the premises shall include (i) Administrative Agent’s internal audit team, and (ii) a financial consulting firm selected by the Banks and at Borrower’s expense.
          6.3 RELEASE OF CLAIMS; COVENANT NOT TO SUE. EACH OF BORROWER AND EACH OTHER CREDIT PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES, REMISES, ACQUITS, AND FULLY AND FOREVER RELEASES AND DISCHARGES THE LENDER-RELATED PARTIES FROM ANY AND ALL CLAIMS WHICH BORROWER OR ANY OTHER CREDIT PARTY EVER HAD OR NOW HAVE AGAINST THE LENDER-RELATED PARTIES. EACH OF BORROWER AND

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EACH OTHER CREDIT PARTY COVENANTS AND AGREES NEVER TO COMMENCE, VOLUNTARILY AID IN ANY WAY, FOMENT, PROSECUTE OR CAUSE TO BE COMMENCED OR PROSECUTED AGAINST ANY OF THE LENDER-RELATED PARTIES ANY ACTION OR OTHER PROCEEDING BASED UPON ANY OF THE CLAIMS WHICH MAY HAVE ARISEN AT ANY TIME ON OR PRIOR TO THE DATE OF THIS THIRD AMENDMENT AND WERE IN ANY MANNER RELATED TO ANY OF THE LOAN PAPERS. WITHOUT IN ANY WAY MODIFYING OR LIMITING THE FOREGOING, AND IN ADDITION TO THE FOREGOING, BORROWER AND EACH OTHER CREDIT PARTY HEREBY INCORPORATES INTO THIS THIRD AMENDMENT, RESTATES, ACKNOWLEDGES, AFFIRMS AND AGREES TO EVERY WAIVER AND RELEASE OF ANY CLAIMS AS SET FORTH IN THE LOAN PAPERS AS IF THE SAME WERE SET FORTH HEREIN.
     SECTION 7. Miscellaneous.
          7.1 Other Terms. No act committed or action taken by Administrative Agent or any Bank under this Third Amendment or any other Loan Paper will be used, construed, or deemed to hold such person to be in control of Borrower or any other Credit Party, or the governance, management or operations of Borrower or any other Credit Party for any purpose, without limitation, or to be participating in the management of Borrower or any other Credit Party or acting as a “responsible person” or “owner or operator” or a person in “control” with respect to the governance, management or operation of Borrower or any other Credit Party or their respective businesses (as such terms, or any similar terms, are used in the Bankruptcy Code, the Internal Revenue Code, or the Comprehensive Environmental Response, Compensation and Liability Act, each as may be amended from time to time, or any other federal or state statute, at law, in equity, or otherwise) by virtue of the interests, rights, and remedies granted to or conferred upon Administrative Agent and Banks under this Third Amendment or the other Loan Papers.
          7.2 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the other Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments and limited waivers contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.
          7.3 Confirmation of Loan Papers and Liens; New Value. As a material inducement to Banks to make the agreements and grant the amendments and limited waivers set forth herein, each of Borrower and each of the other Credit Parties hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Third Amendment and the consummation of the transactions contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens, subject to the Permitted Encumbrances. All money and credit made available to Borrower following the Effective Date as a result of the waivers granted in this Third Amendment constitutes new value as that term is

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defined in 11 U.S.C. Section 547(a)(2), and such new value is intended by the parties hereto to be given contemporaneously in exchange for any transfers made hereunder or pursuant to any document executed in connection herewith or related hereto.
          7.4 No Implied Waivers. No failure or delay on the part of Administrative Agent or any Bank in exercising, and no course of dealing with respect to, any right, power or privilege under this Third Amendment, the Credit Agreement or any other Loan Paper shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Third Amendment, the Credit Agreement or any other Loan Paper preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
          7.5 INDEMNIFICATION. IN ADDITION TO, AND WITHOUT LIMITATION OF, ANY AND ALL INDEMNITIES PROVIDED IN THE LOAN PAPERS, BORROWER AND EACH OTHER CREDIT PARTY SHALL AND DO HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD EACH OF THE LENDER-RELATED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN PAPERS. IF ANY ACTION, SUIT, OR PROCEEDING IS BROUGHT AGAINST ANY OF THE LENDER-RELATED PARTIES, BORROWER AND EACH OTHER CREDIT PARTY SHALL, AT SUCH LENDER-RELATED PARTY’S REQUEST, DEFEND THE SAME AT THEIR SOLE COST AND EXPENSE, SUCH COST AND EXPENSE TO BE A JOINT AND SEVERAL LIABILITY OF BORROWER AND THE OTHER CREDIT PARTIES, BY COUNSEL SELECTED BY SUCH LENDER-RELATED PARTY. NOTWITHSTANDING ANY PROVISION OF THIS THIRD AMENDMENT OR ANY OTHER LOAN PAPER, THIS SECTION SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE ANY DELIVERY AND PAYMENT ON THE OBLIGATIONS, THIS THIRD AMENDMENT AND THE OTHER LOAN PAPERS.
          7.6 Review and Construction of Documents. Borrower and each other Credit Party each hereby acknowledge, and represent and warrant to Administrative Agent and Banks, that (a) Borrower and such other Credit Party have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Third Amendment with their legal counsel, (b) Borrower and such other Credit Party have reviewed this Third Amendment and fully understand the effects thereof and all terms and provisions contained herein, and (c) Borrower and such other Credit Party have executed this Third Amendment of their own free will and volition.
          7.7 Arms-Length/Good Faith. This Third Amendment has been negotiated at arms-length and in good faith by the parties hereto.
          7.8 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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          7.9 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment.
          7.10 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Administrative Agent, Borrower and Required Banks have executed a counterpart and all Restricted Subsidiaries have executed the attached consent and acknowledgement. Facsimiles shall be effective as originals.
          7.11 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
          7.12 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.
          7.13 Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

BORROWER: DELTA PETROLEUM CORPORATION, a Delaware corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke
Chief Financial Officer and Treasurer

     Each of the undersigned (i) consent and agree to this Third Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY: DELTA EXPLORATION COMPANY, INC., a Colorado corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke
Chief Financial Officer and Treasurer

PIPER PETROLEUM COMPANY, a Colorado corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke
Chief Financial Officer and Treasurer

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

CASTLE TEXAS EXPLORATION LIMITED PARTNERSHIP, a Texas limited partnership
By:	Delta Petroleum Corporation, a Delaware
corporation, its general partner

By:	/s/ Kevin K. Nanke
Kevin K. Nanke
Chief Financial Officer and Treasurer

DPCA LLC, a Delaware limited liability company
By:	/s/ Kevin K. Nanke
Kevin K. Nanke
Chief Financial Officer and Treasurer

DELTA PIPELINE, LLC, a Colorado limited liability company

By:	Delta Petroleum Corporation, a Delaware
corporation, its sole manager and sole member

By:	/s/ Kevin K. Nanke
Kevin K. Nanke
Chief Financial Officer and Treasurer

DELTA RISK MANAGEMENT, LLC, a Colorado limited liability company

By:	Delta Petroleum Corporation, a Delaware
corporation, its sole manager and sole member

By:	/s/ Kevin K. Nanke Kevin K. Nanke
Chief Financial Officer and Treasurer
Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Ryan Fuessel
Ryan Fuessel
Senior Vice President

BANK: JPMORGAN CHASE BANK, N.A.
By:	/s/ Ryan Fuessel
Ryan Fuessel
Senior Vice President

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK: BANK OF MONTREAL
By:
Name:
Title:

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK: DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:

By:
Name:
Title:

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK: KEYBANK NATIONAL ASSOCIATION
By:	/s/ David A. Wild
David A. Wild
Vice President

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
Daria Mahoney
Vice President

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK: BANK OF OKLAHOMA, N.A.
By:	/s/ Michael M. Logan
Michael M. Logan
Senior Vice President

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK: NATIXIS (f.k.a. Natexis Banques Populaires)
By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Director

By:	/s/ Louis P. Laville, III
Louis P. Laville, III
Managing Director

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK: BARCLAYS BANK PLC
By:	/s/ Ann E. Sutton
Ann E. Sutton
Director

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK: BANK OF SCOTLAND PLC
By:	/s/ Julia R. Franklin
Julia R. Franklin
Assistant Vice President

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation

BANK: CAPITAL ONE, NATIONAL ASSOCIATION
By:	/s/ Wesley Fontana
Wesley Fontana
Vice President

Signature Page
Third Amendment to Second Amended and Restated Credit Agreement
Delta Petroleum Corporation